CAMDEN PROPERTY TRUST ANNOUNCES 2017 OPERATING RESULTS,
2018 FINANCIAL OUTLOOK, AND FIRST QUARTER 2018 DIVIDEND

Houston, Texas (February 1, 2018) - Camden Property Trust (NYSE:CPT) announced today operating results for the three and twelve months ended December 31, 2017. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and twelve months ended December 31, 2017 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Twelve Months Ended
	December 31		December 31
Per Diluted Share	2017	2016	2017	2016
EPS	$0.91	$0.45	$2.13	$9.05
FFO	$1.18	$1.15	$4.53	$4.64
AFFO	$0.97	$0.98	$3.84	$3.99

EPS, FFO and AFFO for the twelve months ended December 31, 2017 included approximately $0.05 per diluted share in expenses related to Hurricanes Harvey and Irma.

	Quarterly Growth	Sequential Growth	Year-to-Date Growth
Same Property Results	4Q17 vs. 4Q16	4Q17 vs. 3Q17	2017 vs. 2016
Revenues	3.0%	(0.2)%	2.9%
Expenses	6.3%	(4.9)%	4.1%
Net Operating Income ("NOI")	1.4%	2.5%	2.2%

Same Property Results	4Q17	4Q16	3Q17
Occupancy	95.7%	94.8%	95.9%

“We are pleased to report another strong quarter of performance, with earnings and operating results in line with our expectations,” said Richard J. Campo, Camden’s Chairman and CEO. “We expect 2018 to be another good year for Camden and the multifamily industry.”

For 2017, the Company defines same property communities as communities owned and stabilized as of January 1, 2016, excluding properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
During the quarter, lease-up was completed at Camden Lincoln Station in Denver, CO, and construction commenced at Camden Downtown I in Houston, TX.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 1/30/2018
Camden NoMa II	Washington, DC	405	$107.2	68%
Total		405	$107.2

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Budget	as of 1/30/2018
Camden Shady Grove	Rockville, MD	457	$116.0	59%
Camden McGowen Station	Houston, TX	315	90.0
Camden Washingtonian	Gaithersburg, MD	365	90.0
Camden North End I	Phoenix, AZ	441	105.0
Camden Grandview II	Charlotte, NC	28	21.0
Camden RiNo	Denver, CO	233	75.0
Camden Downtown I	Houston, TX	271	132.0
Total		2,110	$629.0

Acquisition/Disposition Activity
On December 12, 2017, Camden sold Camden Miramar, its student housing community located in Corpus Christi, TX, for approximately $78 million.

Subsequent to quarter-end, the Company acquired Camden Pier District, a 358-home apartment community located in St. Petersburg, FL, for a total purchase price after closing costs of approximately $127 million.

Earnings Guidance
Camden provided initial earnings guidance for 2018 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for first quarter 2018 as detailed below.

	1Q18	2018	2018
Per Diluted Share	Range	Range	Midpoint
EPS	$0.40 - $0.44	$1.68 - $1.88	$1.78
FFO	$1.11 - $1.15	$4.62 - $4.82	$4.72

	2018	2018
Same Property Growth	Range	Midpoint
Revenues	2.5% - 3.5%	3.0%
Expenses	3.5% - 4.5%	4.0%
NOI	1.5% - 3.5%	2.5%

For 2018, the Company defines same property communities as communities owned and stabilized as of January 1, 2017, excluding properties held for sale and properties under redevelopment. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2018 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Quarterly Dividend Declaration
Camden's Board of Trust Managers declared a first quarter 2018 dividend of $0.77 per common share, which is a 2.7% increase over the Company's prior quarterly dividend of $0.75 per share. The dividend is payable on April 17, 2018 to shareholders of record as of March 30, 2018. In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company's past performance and future prospects, as described in this press release.

Conference Call
Friday, February 2, 2018 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 2881376
Webcast: http://services.choruscall.com/links/cpt180202.html
Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 156 properties containing 53,391 apartment homes across the United States. Upon completion of 7 properties currently under development, the Company’s portfolio will increase to 55,501 apartment homes in 163 properties. Camden was recently named by FORTUNE® Magazine for the tenth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #22.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
OPERATING DATA
Property revenues
Rental revenues	$197,278	$186,461	$770,540	$750,597
Other property revenues	32,549	30,678	130,356	125,850
Total property revenues	229,827	217,139	900,896	876,447

Property expenses
Property operating and maintenance (a)	53,629	49,976	217,817	206,780
Real estate taxes	27,009	23,700	110,925	104,575
Total property expenses	80,638	73,676	328,742	311,355

Non-property income
Fee and asset management	2,370	1,641	8,176	6,864
Interest and other income	1,432	836	3,011	2,202
Income on deferred compensation plans	4,902	730	16,608	5,511
Total non-property income	8,704	3,207	27,795	14,577

Other expenses
Property management	5,991	5,978	25,773	25,125
Fee and asset management	1,085	987	3,903	3,848
General and administrative (b)	13,002	12,579	50,587	47,415
Interest	20,618	23,209	86,750	93,145
Depreciation and amortization	68,193	62,767	263,974	250,146
Expense on deferred compensation plans	4,902	730	16,608	5,511
Total other expenses	113,791	106,250	447,595	425,190

Loss on early retirement of debt	—	—	(323)	—
Gain on sale of operating properties, including land	43,231	—	43,231	295,397
Equity in income of joint ventures (c)	1,965	2,073	6,822	7,125
Income from continuing operations before income taxes	89,298	42,493	202,084	457,001
Income tax expense	(216)	(413)	(1,224)	(1,617)
Income from continuing operations	89,082	42,080	200,860	455,384
Income from discontinued operations	—	—	—	7,605
Gain on sale of discontinued operations, net of tax	—	—	—	375,237
Net income	89,082	42,080	200,860	838,226
Less income allocated to non-controlling interests from continuing operations	(1,093)	(1,187)	(4,438)	(18,403)
Net income attributable to common shareholders	$87,989	$40,893	$196,422	$819,823

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$89,082	$42,080	$200,860	$838,226
Other comprehensive income
Unrealized gain (loss) on cash flow hedging activities	(64)	—	1,690	—
Unrealized gain (loss) and unamortized prior service cost on post retirement obligation	(20)	(80)	(20)	(80)
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	34	33	136	130
Comprehensive income	89,032	42,033	202,666	838,276
Less income allocated to non-controlling interests from continuing operations	(1,093)	(1,187)	(4,438)	(18,403)
Comprehensive income attributable to common shareholders	$87,939	$40,846	$198,228	$819,873

PER SHARE DATA

Total earnings per common share - basic	$0.92	$0.45	$2.14	$9.08
Total earnings per common share - diluted	0.91	0.45	2.13	9.05
Earnings per share from continuing operations - basic	0.92	0.45	2.14	4.81
Earnings per share from continuing operations - diluted	0.91	0.45	2.13	4.79

Weighted average number of common shares outstanding:
Basic	94,905	89,745	91,499	89,580
Diluted	97,068	90,844	92,515	89,903

(a) Includes approximately $3.9 million in storm-related expenses related to Hurricanes Harvey and Irma for the twelve months ended December 31, 2017.
(b) Includes approximately $0.7 million in storm-related expenses related to Hurricanes Harvey and Irma for the twelve months ended December 31, 2017.
(c) Includes approximately $0.4 million in storm-related expenses related to Hurricanes Harvey and Irma for the twelve months ended December 31, 2017.
Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
FUNDS FROM OPERATIONS

Net income attributable to common shareholders (a)	$87,989	$40,893	$196,422	$819,823
Real estate depreciation and amortization	66,448	61,214	257,540	243,908
Real estate depreciation from discontinued operations	—	—	—	4,327
Adjustments for unconsolidated joint ventures	2,253	2,250	8,903	9,194
Income allocated to non-controlling interests	1,093	1,187	4,438	18,403
Gain on sale of operating properties, net of tax	(43,231)	—	(43,231)	(294,954)
Gain on sale of discontinued operations, net of tax	—	—	—	(375,237)
Funds from operations	$114,552	$105,544	$424,072	$425,464

Less: recurring capitalized expenditures (b)	(20,783)	(15,475)	(64,758)	(59,084)

Adjusted funds from operations - diluted	$93,769	$90,069	$359,314	$366,380

PER SHARE DATA
Funds from operations - diluted	$1.18	$1.15	$4.53	$4.64
Adjusted funds from operations - diluted	0.97	0.98	3.84	3.99
Distributions declared per common share	0.75	0.75	3.00	3.00
Special Distributions declared per common share	—	—	—	4.25

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	97,068	91,926	93,594	91,794

PROPERTY DATA
Total operating properties (end of period) (c)	155	152	155	152
Total operating apartment homes in operating properties (end of period) (c)	53,033	52,793	53,033	52,793
Total operating apartment homes (weighted average)	46,533	45,455	46,210	48,505
Total operating apartment homes - excluding discontinued operations (weighted average)	46,533	45,455	46,210	46,934

(a) Net income attributable to common shareholders for the year ended December 31, 2017 included approximately $5.0 million of storm-related expenses related to Hurricanes Harvey and Irma.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
ASSETS
Real estate assets, at cost
Land	$1,021,031	$1,016,097	$1,008,459	$984,523	$967,375
Buildings and improvements	6,269,481	6,269,561	6,199,435	6,071,203	5,967,023
	7,290,512	7,285,658	7,207,894	7,055,726	6,934,398
Accumulated depreciation	(2,118,839)	(2,080,989)	(2,016,259)	(1,952,809)	(1,890,656)
Net operating real estate assets	5,171,673	5,204,669	5,191,635	5,102,917	5,043,742
Properties under development, including land	377,231	363,481	373,294	377,107	442,292
Investments in joint ventures	27,237	28,420	29,665	30,062	30,254
Total real estate assets	5,576,141	5,596,570	5,594,594	5,510,086	5,516,288
Accounts receivable – affiliates	24,038	23,620	23,592	23,634	24,028
Other assets, net (a)	195,764	189,253	155,784	147,922	142,010
Short-term investments (b)	—	—	—	—	100,000
Cash and cash equivalents	368,492	350,274	16,318	245,529	237,364
Restricted cash	9,313	9,178	8,312	8,175	8,462
Total assets	$6,173,748	$6,168,895	$5,798,600	$5,935,346	$6,028,152

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,338,628	$1,338,117	$1,437,608	$1,583,819	$1,583,236
Secured	865,970	866,134	866,292	866,476	897,352
Accounts payable and accrued expenses	128,313	127,557	116,754	120,086	137,813
Accrued real estate taxes	51,383	70,027	48,559	24,682	49,041
Distributions payable	72,943	72,962	69,347	69,326	69,161
Other liabilities (c)	154,567	154,506	134,851	123,654	118,959
Total liabilities	2,611,804	2,629,303	2,673,411	2,788,043	2,855,562

Commitments and contingencies
Non-qualified deferred compensation share awards	77,230	73,015	84,050	75,704	77,037

Equity
Common shares of beneficial interest	1,028	1,028	978	978	978
Additional paid-in capital	4,137,161	4,134,206	3,678,660	3,675,737	3,678,277
Distributions in excess of net income attributable to common shareholders	(368,703)	(383,584)	(351,910)	(317,642)	(289,180)
Treasury shares, at cost	(364,066)	(364,736)	(364,785)	(365,923)	(373,339)
Accumulated other comprehensive loss (d)	(57)	(7)	(1,795)	(1,829)	(1,863)
Total common equity	3,405,363	3,386,907	2,961,148	2,991,321	3,014,873
Non-controlling interests	79,351	79,670	79,991	80,278	80,680
Total equity	3,484,714	3,466,577	3,041,139	3,071,599	3,095,553
Total liabilities and equity	$6,173,748	$6,168,895	$5,798,600	$5,935,346	$6,028,152

(a) Includes:
net deferred charges of:	$1,125	$1,312	$1,487	$1,683	$1,915
fair value adjustment of derivative instruments:	$1,690	$1,754	$—	$—	$—

(b) Our short-term investments, at December 31, 2016, consisted wholly of a certificate of deposit that had a maturity date of January 4, 2017.

(c) Includes deferred revenues of:	$426	$1,463	$513	$1,455	$1,541

(d) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized gain on cash flow hedging activities.

CAMDEN	2018 FINANCIAL OUTLOOK
AS OF FEBRUARY 1, 2018

(Unaudited)

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted	$4.62 - $4.82

"Same Property" Communities
Number of Units	41,968
2017 Base Net Operating Income	$509 million
Total Revenue Growth	2.5% - 3.5%
Total Expense Growth	3.5% - 4.5%
Net Operating Income Growth	1.5% - 3.5%
Impact from 1% change in NOI Growth is approximately $0.052 / share

Physical Occupancy	95.5%

Capitalized Expenditures
Recurring	$65 - $69 million
Revenue Enhancing Capex and Repositions (a)	$37 - $41 million
Redevelopments (b)	$28 - $32 million

Acquisitions/Dispositions
Acquisition Volume (consolidated on balance sheet)	$400 - $600 million
Disposition Volume (consolidated on balance sheet)	$0 - $200 million

Development
Development Starts (consolidated on balance sheet)	$100 - $300 million
Development Spend (consolidated on balance sheet)	$185 - $215 million

Equity in Income of Joint Ventures (FFO)	$15 - $17 million

Non-Property Income
Non-Property Income, Net	$3 - $5 million
Includes: Fee and asset management income (including fees from joint ventures), net of expenses, and interest and other income

Corporate Expenses
General and administrative expense	$47 - $51 million
Property management expense	$25 - $27 million
Corporate G&A Depreciation/Amortization	$6 - $8 million

Capital
Expected Debt Capital Transactions	$300 - $400 million
Expensed Interest	$85 - $89 million
Capitalized Interest	$12 - $14 million

(a) Revenue Enhancing Capex and Repositions are capital expenditures that improve a community's cash flow and competitive position, typically kitchen and bath upgrades or other new amenities.

(b) Redevelopments are capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document. Additionally, please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with the sale of previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Net income attributable to common shareholders	$87,989	$40,893	$196,422	$819,823
Real estate depreciation and amortization	66,448	61,214	257,540	243,908
Real estate depreciation from discontinued operations	—	—	—	4,327
Adjustments for unconsolidated joint ventures	2,253	2,250	8,903	9,194
Income allocated to non-controlling interests	1,093	1,187	4,438	18,403
Gain on sale of operating properties, net of tax	(43,231)	—	(43,231)	(294,954)
Gain on sale of discontinued operations, net of tax	—	—	—	(375,237)
Funds from operations	$114,552	$105,544	$424,072	$425,464

Less: recurring capitalized expenditures	(20,783)	(15,475)	(64,758)	(59,084)

Adjusted funds from operations	$93,769	$90,069	$359,314	$366,380

Weighted average number of common shares outstanding:
EPS diluted	97,068	90,844	92,515	89,903
FFO/AFFO diluted	97,068	91,926	93,594	91,794

Total earnings per common share - diluted	$0.91	$0.45	$2.13	$9.05
FFO per common share - diluted	$1.18	$1.15	$4.53	$4.64
AFFO per common share - diluted	$0.97	$0.98	$3.84	$3.99

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	1Q18	Range	2018	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.40	$0.44	$1.68	$1.88
Expected real estate depreciation and amortization	0.67	0.67	2.81	2.81
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.09	0.09
Expected income allocated to non-controlling interests	0.01	0.01	0.04	0.04
Expected FFO per share - diluted	$1.11	$1.15	$4.62	$4.82

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11 of the supplemental. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2017	2016	2017	2016
Net income	$89,082	$42,080	$200,860	$838,226
Less: Fee and asset management income	(2,370)	(1,641)	(8,176)	(6,864)
Less: Interest and other income	(1,432)	(836)	(3,011)	(2,202)
Less: Income on deferred compensation plans	(4,902)	(730)	(16,608)	(5,511)
Plus: Property management expense	5,991	5,978	25,773	25,125
Plus: Fee and asset management expense	1,085	987	3,903	3,848
Plus: General and administrative expense	13,002	12,579	50,587	47,415
Plus: Interest expense	20,618	23,209	86,750	93,145
Plus: Depreciation and amortization expense	68,193	62,767	263,974	250,146
Plus: Expense on deferred compensation plans	4,902	730	16,608	5,511
Plus: Loss on Early Retirement of Debt	—	—	323	—
Less: Gain on sale of operating properties, including land	(43,231)	—	(43,231)	(295,397)
Less: Equity in income of joint ventures	(1,965)	(2,073)	(6,822)	(7,125)
Plus: Income tax expense	216	413	1,224	1,617
Less: Income from discontinued operations	—	—	—	(7,605)
Less: Gain on sale of discontinued operations, net of tax	—	—	—	(375,237)
Net Operating Income (NOI)	$149,189	$143,463	$572,154	$565,092

"Same Property" Communities	$131,049	$129,266	$512,123	$501,054
Non-"Same Property" Communities	13,067	9,990	48,799	31,376
Development and Lease-Up Communities	1,799	—	3,635	—
Hurricane Expenses	—	—	(3,944)	—
Dispositions/Other	3,274	4,207	11,541	32,662
Net Operating Income (NOI)	$149,189	$143,463	$572,154	$565,092

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2017	2016	2017	2016
Net income attributable to common shareholders	$87,989	$40,893	$196,422	$819,823
Plus: Interest expense	20,618	23,209	86,750	93,145
Plus: Depreciation and amortization expense	68,193	62,767	263,974	250,146
Plus: Income allocated to non-controlling interests from continuing operations	1,093	1,187	4,438	18,403
Plus: Income tax expense	216	413	1,224	1,617
Plus: Real estate depreciation from discontinued operations	—	—	—	4,327
Less: Gain on sale of operating properties, including land	(43,231)	—	(43,231)	(295,397)
Plus: Loss on Early Retirement of Debt	—	—	323	—
Less: Equity in income of joint ventures	(1,965)	(2,073)	(6,822)	(7,125)
Less: Gain on sale of discontinued operations, net of tax	—	—	—	(375,237)
Adjusted EBITDA	$132,913	$126,396	$503,078	$509,702